SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 24, 2001


                               Arch Wireless, Inc.
 -----------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                000-23232/001-14248          31-1358569
  ----------------------------    -----------------------     ----------------
  (State or Other Jurisdiction       (Commission              (I.R.S. Employer
       of Incorporation)              File Numbers)          Identification No.)

          1800 West Park Drive, Suite 250
                  Westborough, MA                                   01581
---------------------------------------------------------      --------------
       (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code: (508) 870-6700

     Item 5.  Other Events.
              ------------

     Default in Indebtedness

     On August 24, 2001, Arch Wireless Holdings, Inc. ("AWHI"), an indirect wholly owned subsidiary of Arch Wireless, Inc. (the "Registrant"), defaulted under that certain Third Amended and Restated Credit Agreement, dated as of March 23, 2000, as amended, by and among AWHI, The Bank of New York as administrative agent and the other lenders party thereto (the "Credit Agreement) for nonpayment of interest due on August 21, 2001 under the Credit Agreement.

     In addition, AWHI has not paid when due a payment of $335,416.67 that was due on August 24, 2001, under an interest rate swap agreement with First Union National Bank.

                                    SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 27, 2001                 ARCH WIRELESS, INC.

                                       By: /s/ J. Roy Pottle
                                          ---------------------
                                       Name:    J. Roy Pottle
                                       Title:   Executive Vice President and
                                                  Chief Financial Officer